Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Florida Public Utilities Company (the "Company") for the period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), we, John T. English, Chief Executive Officer and George M. Bachman, Chief Financial Officer of the Company, certify, to the best of our knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John T. English
John T. English
Chief Executive Officer
August 13, 2007

/s/ George M. Bachman
George M. Bachman
Chief Financial Officer
August 13, 2007